B5 Inventories	12 Months Ended
Dec. 31, 2023
Disclosure Of Inventories [Abstract]
B5 Inventories

Inventories

Inventories
	2023	2022
Finished products and components	24,222	31,249
Contract work in progress	11,851	14,597
Inventories, net	36,073	45,846
Net inventories include SEK 8,287 (11,692) million of components related to third-party service providers. The amount of inventories recognized as expense and included in Cost of sales was SEK 65,042 (68,838) million.
During the period, write-downs of inventory to net realizable values were
expensed for an amount of SEK 3,994 (3,927) million. Write-downs were reduced by SEK 823 (859) million in respect of reversals
. Previous write-downs have been reversed primarily as a result of changes in

estimated customer demand.
Contract work in progress consists of costs incurred to date on customer projects where the performance obligations are yet to be fully delivered. These costs will be recognized as cost of sales when the related revenue is recognized in the income statement.
The Company has had to increase its buffer of vital components to mitigate the supply chain issues affecting electronic components globally. Inventory allowance is reviewed periodically to ensure obsolete components are adequately provided for.
The Company’s current climate-related strategy’s aim to have a portfolio of energy efficient products may affect recoverability of inventories as customers push for fast substitution and uptake of volume towards the most energy efficient products. The current radio product offering largely reflects the latest and most energy efficient technologies and ongoing improvements are expected in future. These factors have been included in the inventory obsolescence risk assessment at year end.
Physical risks of climate changes on manufacturing facilities have also been identified as a potential climate-related risk to the Company’s operations, although these risks are mostly mitigated through having appropriate insurance policies for damage to inventories and fixed assets, as well as potential business interruptions. The Company also has a globally spread production capability as well as geographically diverse sourcing channels to mitigate risks of supply interruptions due to natural disasters, including severe weather events.